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                           UNDISCOVERED MANAGERS FUNDS

                   UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND
                               (ALL SHARE CLASSES)



                     Supplement dated October 1, 2004
    to the Prospectuses dated (i) February 2, 2004, as revised May 11, 2004, and (ii) June 4, 2004


The information in the section entitled JPMIM, SUB-ADVISERS AND PORTFOLIO MANAGERS relating to the Portfolio Manager for the Undiscovered Managers Behavioral Value Fund is hereby deleted in its entirety and replaced with the following:

     Russell J. Fuller and Mark Moon have day-to-day responsibility for managing the Behavioral Value Fund. Mr. Fuller founded Fuller & Thaler and has served as its President and Chief Investment Officer since 1993. He was a Vice President of Strategic Development of Concord Capital Management from 1990 to 1993 and a Professor of Finance and Chair of the Department of Finance at Washington State University from 1984 to 1990. Mr. Moon, Senior Vice President and Portfolio Manager, joined Fuller & Thaler in 1999. Prior to joining Fuller & Thaler, Mr. Moon was Chief Investment Officer of Heidt Capital Group from 1995 to 1998 and held several roles, including Assistant Treasurer, at Amgen from 1989 to 1995.




                                                                   SUP-UMBV-1004